SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)   OCTOBER 25, 2000
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                                TOSCO CORPORATION
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             (Exact name of registrant as specified in its charter)


          NEVADA                          1-7910                95-1865716
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(State or other jurisdiction         (Commission              (IRS Employer ID
 of incorporation)                   File Number)             Number)


1700 EAST PUTNAM AVENUE, SUITE 500, OLD GREENWICH, CONNECTICUT         06870
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(Address of principal executive offices)                              (Zip Code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:      (203) 698-7500
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(Former name or former address, if changed since last report)



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Item 9.  REGULATION FD DISCLOSURE.

          To clarify information discussed in Tosco Corporation's third quarter earnings conference call today, October 25, 2000, the following information regarding Operating Contribution (sales less cost of sales, cash operating costs, and depreciation & amortization, but before selling, general and administrative expenses) for the third quarter is provided below:

REFINERY                   CONTRIBUTION
--------                   -------------

Alliance*                  $23 million

Wood River                 $30 million

Bayway/Trainer             $82 MILLION

         Total East Coast  $135 million

Operating Contribution for the quarter approximates EBITDA (Earnings Before Interest, income Taxes, and Depreciation & Amortization)


* Acquired by Tosco September 8, 2000

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      TOSCO CORPORATION


                                      By:  /S/ WILKES MCCLAVE
                                           ----------------------------------
                                           Name:  Wilkes McClave
                                           Title:  Senior Vice President

Dated:  October 25, 2000